                                                                                                                                    August 1, 2016

DREYFUS PREMIER INVESTMENT FUNDS, INC.

-          Dreyfus Global Infrastructure Fund

Supplement to Statutory Prospectus dated March 1, 2016

The following information supersedes and replaces any contrary information contained in the third paragraph in "Fund Details – Goal and Approach" in the statutory prospectus:

The fund's primary benchmark is the FTSE Developed Core Infrastructure 50/50 Index Net, a market capitalization weighted index designed to measure the performance of companies in developed markets that generate at least 65% of their revenues from infrastructure (comprised of 50% utilities, 30% transportation and 20% other sectors) and that is net of dividend withholding taxes. The fund's secondary benchmark is the MSCI World Index, a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries.

4003S0816